UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 24, 2011

EARTHLINK, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	001-15605 (Commission File Number)	58-2511877 (I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip Code)

(404) 815-0770

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2011, EarthLink, Inc. issued a press release announcing that Nathaniel A. Davis resigned from its Board of Directors on October 24, 2011.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description
99.1	Press release, dated October 26, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: October 26, 2011

EARTHLINK, INC.

	By:	/s/ Bradley A. Ferguson
Bradley A. Ferguson
Executive Vice President,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated October 26, 2011